UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2017

VALERO ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	1-36232	90-1006559
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Effective November 1, 2017, Valero Energy Partners LP (the Partnership) entered into a purchase and sale agreement (the Purchase Agreement) and a contribution agreement (the Contribution Agreement and, together with the Purchase Agreement, the Transaction Agreements). Pursuant to the Purchase Agreement, Valero Energy Corporation, through its wholly owned subsidiaries, Valero Terminaling and Distribution Company (VTDC) and Valero Energy Partners GP LLC (the General Partner) sold to the Partnership (the Acquisition) all of the outstanding membership interests of Parkway Pipeline LLC (Parkway) in exchange for a cash payment of $200 million (the Cash Payment). Pursuant to the Contribution Agreement, Valero Energy Corporation, through VTDC and the General Partner contributed to the Partnership (the Contribution and, together with the Acquisition, the Drop Down) all of the outstanding membership interests of Valero Partners Port Arthur, LLC (Valero Port Arthur) in exchange for (i) a cash distribution of $262 million to VTDC (the Cash Distribution and, together with the Cash Payment, the Cash Consideration), (ii) the issuance of 1,081,315 common units representing limited partner interests in the Partnership (Common Units) to VTDC and (iii) the issuance of 22,068 general partner units representing general partner interests in the Partnership (General Partner Units) to the General Partner. The Cash Consideration was funded with $82 million of cash on hand and $380 million of borrowings under the Partnership’s revolving credit facility.
The term “Valero,” when used in this report, may refer to Valero Energy Corporation, to one or more of its subsidiaries, or all of them taken as a whole (other than the Partnership or its subsidiaries or the General Partner) as the context requires.
In the Acquisition, the Partnership acquired the following:

•
Parkway Pipeline. Parkway operates a 141-mile, 16-inch refined petroleum products pipeline with 110,000 barrels per day of capacity (the Parkway Pipeline) that transports refined petroleum products from Valero’s St. Charles Refinery, located in Norco, Louisiana, to Collins, Mississippi for supply into the Plantation and Colonial pipeline systems.

•
Port Arthur Tank Farm. Valero Port Arthur operates a crude oil, intermediates, and refined petroleum products terminal (the Port Arthur Terminal) that supports Valero’s Port Arthur Refinery located in Port Arthur, Texas. The Port Arthur Terminal has 47 storage tanks with 8.5 million barrels of storage capacity.

Valero owns (i) the 2% general partner interest in the Partnership, (ii) all incentive distribution rights in the Partnership, and (iii) a 67.5% limited partner interest in the Partnership. Certain officers of Valero (including Joseph W. Gorder who is Valero’s Chairman of the Board, President and Chief Executive Officer) also serve as officers and/or directors of the Partnership and its subsidiaries. Additionally, the Partnership and Valero have certain commercial relationships as further described in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2016, which descriptions are incorporated herein by reference.
The terms of the Transaction Agreements were determined pursuant to negotiations between the Partnership and the conflicts committee of the board of directors of the General Partner, which is composed solely of independent directors. The conflicts committee retained independent legal and financial advisors to assist in evaluating and negotiating the Transaction Agreements. The conflicts committee approved the Transaction Agreements and recommended approval of the Transaction Agreements to the General Partner’s board of directors, which then approved the Transaction Agreements.
Effective November 1, 2017, the following documents were executed in connection with the Transaction Agreements.

Transaction Agreements
The Partnership entered into the Purchase Agreement with VTDC, which provides for, among other things, the sale by VTDC of its interests in Parkway, in exchange for a cash payment of $200 million to VTDC. The Purchase Agreement contains customary representations, warranties, covenants, and indemnities.
The Partnership also entered into the Contribution Agreement with VTDC, which provides for, among other things, the contribution by VTDC and the General Partner of their interests in Valero Port Arthur, in exchange for (i) a cash distribution of $262 million to VTDC, (ii) the issuance of 1,081,315 Common Units to VTDC and (iii) the issuance of 22,068 General Partner Units to the General Partner. The Contribution Agreement contains customary representations, warranties, covenants, and indemnities.
The foregoing descriptions of the Transaction Agreements are not complete and are qualified in their entirety by reference to the full text of the Transaction Agreements, which are filed as Exhibits 10.01 and 10.02 to this Current Report on Form 8-K and incorporated herein by reference.
Amended and Restated Schedules to Omnibus Agreement
The Partnership entered into amended and restated schedules (the Amended Omnibus Schedules) to the Amended and Restated Omnibus Agreement, dated as of July 1, 2014 (the Omnibus Agreement), among Valero, the General Partner, the Partnership, and certain of their respective subsidiaries. The Amended Omnibus Schedules join each of Parkway and Valero Port Arthur as a party to the Omnibus Agreement and include the following modifications, among others:

•
the indemnification obligations of Valero and the Partnership under the Omnibus Agreement were extended to apply to the Parkway Pipeline and the Port Arthur Terminal in substantially the same manner as the assets acquired by the Partnership in its initial public offering;

•
the annual administrative fee payable by the Partnership was increased from $12.5 million per year to $13.2 million per year. The increase in the fee of $690,000 will be prorated for the remainder of 2017 based on the number of days from November 1, 2017 to December 31, 2017; and

•	the grant to Valero of a right of first refusal with respect to the Parkway Pipeline and the Port Arthur Terminal.

The Amended Omnibus Schedules are governed by the terms of the Omnibus Agreement, which is incorporated by reference to this Current Report on Form 8-K as Exhibit 10.03. The foregoing description of the Amended Omnibus Schedules is not complete and is qualified in its entirety by reference to the Amended Omnibus Schedules, which are filed as Exhibit 10.04 to this Current Report on Form 8-K and incorporated herein by reference.
Amended and Restated Exhibits to Services and Secondment Agreement
The General Partner entered into amended and restated exhibits (the Amended Services Exhibits) to the Amended and Restated Services and Secondment Agreement (the Services Agreement), dated as of March 1, 2015, with Valero. The Amended Services Exhibits provide for the additional secondment of employees to the General Partner for the provision of services with respect to the Parkway Pipeline and the Port Arthur Terminal.
The Amended Services Exhibits are governed by the terms of the Services Agreement, which is incorporated by reference to this Current Report on Form 8-K as Exhibit 10.05. The forgoing description of the Amended Services Exhibits is not complete and is qualified in its entirety by reference to the Amended Services

Exhibits, which are filed as Exhibit 10.06 to this Current Report on Form 8-K and incorporated herein by reference.
Port Arthur Terminal Services Schedule
The Partnership and Valero entered into a commercial agreement with respect to the Port Arthur Terminal in the form of an additional schedule (the Port Arthur Schedule) to the Master Terminal Services Agreement (together with the schedules thereto, the Terminal Services Agreement) entered into on December 16, 2013 in connection with the Partnership’s initial public offering. The Port Arthur Schedule provides for inflation escalators, has an initial term of 10 years, and provides Valero an option to renew for one additional five-year term. The Port Arthur Schedule is governed by the terms of the Master Terminal Services Agreement.
Pursuant to the Port Arthur Schedule, the Partnership will charge Valero for terminaling services at the Port Arthur Terminal. Valero will pay a fee of $0.254 per barrel for throughput volumes up to 666,536 barrels per day and $0.05 per barrel for throughput volumes in excess of 666,536 barrels per day. Valero will be obligated to deliver for throughput a quarterly average of at least 616,176 barrels per day at the Port Arthur Terminal.
Parkway Pipeline Transportation Services Agreement
Pursuant to a transportation services agreement (the Parkway TSA) between Parkway and Valero Marketing and Supply Company (VMSC), Parkway will provide transportation services to VMSC, and VMSC will commit to pay for minimum quarterly throughput volumes of refined petroleum products, regardless of whether such volumes are physically delivered by VMSC in any given quarter.
Effective November 1, 2017, Parkway and VMSC amended the Parkway TSA to temporarily reduce the minimum throughput commitment, which will increase to 100,000 barrels per day if certain conditions with respect to transportation on the Plantation pipeline system are met for a period of 18 consecutive months. If VMSC fails to meet its minimum quarterly throughput commitments under the Parkway TSA in any given quarter, it will be obligated to pay a deficiency payment equal to the volume deficiency multiplied by the applicable tariff. Such quarterly deficiency payments may be applied as a credit for amounts owed on throughput volumes in excess of VMSC’s minimum quarterly throughput commitment during any of the following four quarters, after which time any unused credits will expire.
Valero will pay the applicable tariff rate of $0.8869 per barrel for throughput volumes, subject to inflation escalators.  By December 1, 2017, Parkway expects to file an additional volume incentive rate, such that Valero will pay (i) during the period when Valero is obligated to deliver less than 100,000 barrels per day, a fee of $0.10 per barrel for throughput volumes in excess of 85,000 barrels per day, and (ii) during the period when Valero is obligated to deliver 100,000 barrels per day, a fee of $0.10 per barrel for throughput volumes in excess of 100,000 barrels per day.
The initial term of the Parkway TSA was extended to October 31, 2027 and VMSC has the option to extend the agreement for an additional five year term. The Parkway TSA contains customary force majeure and indemnification provisions.

Port Arthur Lease and Access Agreement
Valero Port Arthur entered into a Lease and Access Agreement with Valero (the Lease and Access Agreement) pursuant to which Valero Port Arthur will lease the land on which the Port Arthur Terminal is located. The term of the Lease and Access Agreement is for 10 years with four automatic successive renewal periods of five years each. Each party may terminate by providing written notice within 180 days of such period. Initially, Valero Port Arthur will pay $3,369,090 per year as base rent, subject to an annual inflation escalator. Valero Port Arthur will also pay customary expense reimbursement for taxes, utilities, and similar costs incurred by Valero related to the leased premises.

The Lease and Access Agreement contains customary terms regarding the rights and obligations of the parties with respect to maintenance of the leased premises, alterations to the leased premises, and maintenance of certain types of insurance, as well as customary default, remedy, and indemnity provisions.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On November 1, 2017, the Partnership completed the Drop Down pursuant to the terms of each Transaction Agreement. The Partnership, the General Partner, and Valero have various relationships with one another. The information set forth in Item 1.01 regarding the Transaction Agreements and the relationships among the Partnership, the General Partner, and Valero is incorporated by reference into this Item 2.01.
Item 3.02 Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 regarding the issuance of Common Units to VTDC and the issuance of General Partner Units to the General Partner in connection with the Contribution is incorporated into this Item 3.02 by reference. The issuance of the Common Units and General Partner Units was completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended under Section 4(a)(2), as a transaction by an issuer not involving a public offering.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
Audited historical financial statements of Parkway as of and for the year ended December 31, 2016, and unaudited historical financial statements as of June 30, 2017 and for the six months ended June 30, 2017 and 2016, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.01 hereto and incorporated herein by reference.
(b) Pro Forma Financial Information.
Unaudited pro forma consolidated financial statements of Valero Energy Partners LP as of and for the six months ended June 30, 2017 and for each of the years in the three-year period ended December 31, 2016, together with the related notes to the unaudited pro forma consolidated financial statements, a copy of which is filed as Exhibit 99.02 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

10.01	Purchase and Sale Agreement (Parkway Pipeline), dated November 1, 2017, by and between Valero Terminaling and Distribution Company and Valero Energy Partners LP.
10.02	Contribution Agreement (Port Arthur), dated November 1, 2017, by and between Valero Terminaling and Distribution Company and Valero Energy Partners LP.
10.03
Amended and Restated Omnibus Agreement, dated July 1, 2014, by and among the various parties thereto - incorporated by reference to Exhibit 10.2 to the Partnership’s Current Report on Form 8-K dated July 1, 2014, and filed July 1, 2014 (SEC File No. 1-36232).

10.04	Amendment and Restatement of Schedules to Amended and Restated Omnibus Agreement, dated November 1, 2017, by and among the various parties thereto.
10.05
Amended and Restated Services and Secondment Agreement, dated March 1, 2015, by and among Valero Services, Inc., Valero Refining Company-Tennessee, L.L.C., Valero Refining-Texas, L.P., and Valero Energy Partners GP LLC - incorporated by reference to Exhibit 10.04 to the Partnership’s Current Report on Form 8-K dated March 1, 2015, and filed March 5, 2015 (SEC File No. 1-36232).

10.06
Amendment and Restatement of Exhibits to Amended and Restated Services and Secondment Agreement, dated November 1, 2017, by and among Valero Services, Inc., Valero Refining Company-Tennessee, L.L.C., Valero Refining-Texas, L.P., and Valero Energy Partners GP LLC.

23.01	Consent of KPMG LLP, independent registered public accounting firm.
99.01
Audited historical financial statements of Parkway as of and for the year ended December 31, 2016, and unaudited historical financial statements as of June 30, 2017 and for the six months ended June 30, 2017 and 2016, together with the related notes to the financial statements.

99.02
Unaudited pro forma consolidated financial statements of Valero Energy Partners LP as of and for the six months ended June 30, 2017 and for each of the years in the three-year period ended December 31, 2016, together with the related notes to the unaudited pro forma consolidated financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY PARTNERS LP
(Registrant)

		By:	Valero Energy Partners GP LLC,
its general partner

Date:	November 1, 2017	By:	/s/ Donna M. Titzman
Donna M. Titzman
Senior Vice President, Chief Financial Officer,
and Treasurer
(Principal Financial and Accounting Officer)